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                                  EXHIBIT 99.1

                                  CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Quarterly Report of Todhunter International, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of June 30, 2002 and September 30, 2001 and its results of operations for the three-month and nine-month periods ended June 30, 2002.

                                       /s/ A. Kenneth Pincourt, Jr.
                                       ----------------------------------------
                                       A. Kenneth Pincourt, Jr.
                                       Chairman and Chief Executive Officer


Date: August 9, 2002

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